UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 12, 2019

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas		75202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual preferred Stock, Series A	T PRA	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due August 3, 2020	T 20C	New York Stock Exchange
AT&T Inc. 1.875% Global Notes due December 4, 2020	T 20	New York Stock Exchange
AT&T Inc. 2.65% Global Notes due December 17, 2021	T 21B	New York Stock Exchange
AT&T Inc. 1.45% Global Notes due June 1, 2022	T 22B	New York Stock Exchange
AT&T Inc. 2.50% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.75% Global Notes due May 19, 2023	T 23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.05% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.30% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.95% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.40% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. 3.50% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.80% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.90% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 2.35% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.60% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 3.55% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.20% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 2.45% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.15% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.00% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.25% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 5.35% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2019, the Human Resources Committee of the Board of Directors of AT&T Inc. (“AT&T” or the “Company”) approved an amendment to the AT&T 2005 Supplemental Employee Retirement Plan (“AT&T SERP” or the “Plan”).

Participants in the AT&T SERP were required to make an irrevocable election to receive distribution of their retirement benefits under the Plan in the form of either an annuity or a lump sum. John Stankey, the Company’s president and chief operating officer, and John Stephens, the Company’s chief financial officer, had each previously elected to receive the distribution of their respective retirement benefits under the Plan in the form of a lump sum.

The amendment to the Plan provides that the benefits accrued by Messrs. Stankey and Stephens under the Plan shall be converted into interest-bearing cash balance accounts at a fixed 3.7% rate of interest, effective December 31, 2019. The fixed interest rate on their benefit is equal to the discount rate for calculating the lump sum for participants retiring in 2019. This change will eliminate the impact of fluctuations in the interest rate used to calculate the value of their lump sum benefit. With this change, future compensation and years of service shall no longer be factors for purposes of determining the amount of benefit payable to Messrs. Stankey and Stephens under the Plan.

The foregoing descriptions of the AT&T SERP are qualified in their entirety by the full text of the AT&T SERP, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

10.1	AT&T 2005 Supplemental Employee Retirement Plan

104	The cover page from AT&T Inc.’s Current Report on Form 8-K, formatted in Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: December 17, 2019	By:	/s/ Debbie Dial
Debbie Dial
Senior Vice President and Controller